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                                                                   EXHIBIT 23.2

                           {LETTERHEAD OF BDO SEIDMAN, LLP}


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Labor Ready, Inc.
Tacoma, Washington

We hereby consent to the incorporation by reference in the Registration Statement of our report dated February 24, 1997, relating to the consolidated financial statements of Labor Ready, Inc. appearing in the Company's Form S-8.

    We also consent to the reference to us under the captions "Exhibits" in the Registration Statement.


                                       /s/ BDO Seidman, LLP

Spokane, Washington
September 22, 1997